UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)    September 29, 2004
                                                         ----------------------

                                   iCAD, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-9341                                        02-0377419
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   (Commission File Number)                 (IRS Employer Identification No.)


     4 Townsend West, Suite 17, Nashua, New Hampshire             03063
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         (Address of Principal Executive Offices)              (Zip Code)

                                 (603) 882-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 29, 2004, iCAD, Inc (the "Company") granted non-qualified stock options ("Options") to purchase an aggregate of 45,000 shares of the Company's common stock to each of Rachel Brem, George Farley and Herschell Sklaroff, directors of the Company, pursuant to the Company's 2001 Stock Option Plan.

         The Options are exercisable at a price of $3.35 per share, vest as to the shares of common stock that may be purchased thereunder in three equal installments on September 29, 2004, September 29, 2005 and September 29, 2006, respectively, and expire on September 29, 2014, subject to earlier termination under certain circumstances.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             iCAD, INC.
                             (Registrant)


                             By:  /s/ Annette Heroux
                                ----------------------------------------
                                      Annette Heroux
                             Vice President of Finance, Chief Financial Officer


Date:  October 4, 2004